Exhibit 32.1

Certification of Chief Executive Officer pursuant to
18 U.S.C. § 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Peter A. Forman, Chief Executive Officer of Register.com, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) The Company's accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peter A. Forman Peter A. Forman Chief Executive Officer

Dated: November 9, 2004